                                                                    EXHIBIT 10.4

                  AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

     This amendment No. 3 (the "Amendment") dated as of _________________, ____, is between Bank of America, N.A. (the "Bank") and IMPCO Technologies, Inc. (the "Borrower").

                                   RECITALS
                                   --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of September 13, 1999, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
                                   ---------

     1.   Definitions.  Capitalized terms used but not defined in this Amendment
          -----------
shall have the meaning given to them in the Agreement.

     2.   Amendments.  The Agreement is hereby amended as follows:
          ----------

          2.1 In Subparagraph 1.1 (a) of the Agreement, the amount "Twenty Two Millions Dollars ($22,000,000)" is substituted for the amount "Twenty Million Dollars ($20,000,000)".

          2.2  Article 5 of the Agreement is deleted in its entirety.

          2.3 In Subparagraph 6.1 (a) of the Agreement, the amount "Five Million Dollars ($5,000,000)" is substituted for the amount "Three Million Dollars ($3,000,000)".

          2.4 In Paragraph 16.5 of the Agreement, the first sentence is amended to read in its entirety as follows:

          "To maintain on a consolidated basis a ratio of total interest bearing debt plus the undrawn amount of any letters of credit, to EBITDA, not
               ------------------------------------------------
          exceeding 2.90:1.00 from April 30, 2000 through July 31, 2000, and
                              -------------------
          2.75:1.00 from August 1, 2000 and thereafter."

     3.   Representations and Warranties.  When the Borrower signs this
          ------------------------------
Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4.   Conditions.  This Amendment will be effective when the Bank receives
          ----------
the following items, in form and content acceptable to the Bank:

          4.1 Payment by the Borrower of a loan fee in the amount of Fifteen Thousand Dollars ($15,000).

     5.   Effect of Amendment.  Except as provided in this Amendment, all of the
          -------------------
terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.                   IMPCO Technologies, Inc.

X__________________________________     X_______________________________________
By: Jeffrey A. Thom, Vice President     By: Brian Olson, Chief Financial Officer